MONTHLY SERVICER REPORT                                         Page:          1

Issuer:                          GREATAMERICA LEASING RECEIVABLES 2002-1, L.L.C.
Seller and Servicer:             GreatAmerica Leasing Corporation
Distribution Date                5/15/02


PAYMENT SUMMARY
---------------

Class                     Beginning      Pass Through    Interest      Principal           Total             Ending         Bond
Name      CUSIP            Balance           Rate          Paid          Paid          Distribution          Balance        Factor
----      -----            -------           ----          ----          ----          ------------          -------        ------

A-1      39153QAA3      45,703,004.96     2.25794000%    85,995.54    6,032,604.89     6,118,600.42       39,670,400.07     76.73%
A-2      391533QAC9     38,294,984.07     3.36000000%   107,225.96              -        107,225.96       38,294,984.07    100.00%
A-3      39153QAD7      84,887,214.69     4.47000000%   316,204.87              -        316,204.87       84,887,214.69    100.00%
A-4      39153QAE5      37,529,084.39     5.10000000%   159,498.61              -        159,498.61       37,529,084.39    100.00%
B        39153QAF2      10,419,952.04     4.60000000%    39,943.15      304,530.54       344,473.68       10,115,421.51     94.34%
C        39153QAG0      10,543,999.09     4.91000000%    43,142.53      308,155.90       351,298.43       10,235,843.19     94.34%
D        39153QAH8      13,273,034.15     5.55000000%    61,387.78      387,913.90       449,301.68       12,885,120.25     94.34%

Totals                 240,651,273.38                   813,398.44    7,033,205.22     7,846,603.66      233,618,068.16




                                            Target
                  (defined)                Investor
                    Class                 Principal
Class             Percentage               Amount
-----             ----------              ---------

AGGSNR             83.2000%          200,381,683.21
B                   4.2000%           10,115,421.51
C                   4.2500%           10,235,843.19
D                   5.3500%           12,885,120.25


(Retained) Certificate Balance                                                7,225,301.08
% of Agg. Collateral Value, beginning                                              2.9123%
% of Agg. Collateral Value, ending                                                 3.0000%



Monthly Principal Amount                                                      7,250,727.03
Additional Principal                                                                     -
Overcollateralization Balance, beginning                                      7,442,822.89
Overcollateralization Balance, ending                                         7,225,301.08
Cumulative Loss Amount                                                                   -

MONTHLY SERVICER REPORT                                         Page:          2

Issuer:                          GREATAMERICA LEASING RECEIVABLES 2002-1, L.L.C.
Seller and Servicer:             GreatAmerica Leasing Corporation
Distribution Date                5/15/02


OTHER INFORMATION

AGGEGATE COLLATERAL VALUE (Discount Rate = 5.299%)
Initial Aggregate Discounted Contract Balance                               255,299,893.79

Aggregate Discounted Contract Balance, beginning                            248,094,096.27
Aggregate Discounted Contract Balance, ending                               240,843,369.24


RESIDUAL ACCOUNT
Residual Account Balance, beginning                                                      -
Residual Account Balance, ending                                                         -


SERVICER ADVANCES
Cumulative un-reimbursed Servicer Advances, beginning                           634,391.52
     Unreimbursed Servicer Advances collected                                   579,957.84
     Servicer Advances for the current Due Period                               672,950.42
     Non-recoverable Unreimbursed Servicer Advances                                      -
Cumulative un-reimbursed Servicer Advances, ending                              739,370.72


PAYAHEAD ACCOUNT
Advance Payment Balance, beginning                                            2,534,385.66
     Pymts rec'd in prior periods attributable
     to current Due Period                                                    2,179,730.60
     Pymts attributable to future Due Periods                                 2,230,309.75
Advance Payment Balance, ending                                               2,584,964.81


SUBSTITUTIONS
Defaulted Leases and Excess Contracts Substituted to date, beginning             29,101.42
     Defaulted Leases and Excess Contracts Substituted this month               142,714.33
Defaulted Leases and Excess Contracts Substituted to date, ending               171,815.75
Total Substitutions for Defaults to Date                                             0.07%

Prepaid Contracts Substituted to date, beginning                                330,713.42
     Prepaid Contracts Substituted this month                                   514,864.38
Prepaid Contracts Substituted to date, ending                                   845,577.80


RESERVE FUND
Reserve Account Balance, beginning                                            3,378,559.42
     Required Reserve Amount                                                  3,612,650.54
     Required Draw to Increase Available Funds                                           -
     Reserve Fund Deficiency covered by Excess Available Funds                  234,091.11
     Excess Reserve Funds released to Waterfall                                          -
Reserve Account Balance, ending                                               3,612,650.54


MONTHLY SERVICER REPORT                                               Page:    3

Issuer:                          GREATAMERICA LEASING RECEIVABLES 2002-1, L.L.C.
Seller and Servicer:             GreatAmerica Leasing Corporation
Distribution Date                5/15/02


OTHER INFORMATION (continued)
-----------------------------

AVAILABLE FUNDS (COLLECTION ACCOUNT)
     Scheduled Payments Received                                              7,555,998.92
     Reinv. From Collections, Payahead, Residual, and Reserve Accounts           15,964.34
     Past due payments received                                                 579,957.84
     Past due payments due on Early Termination (from Seller)                            -
     Proceeds from Prepayments                                                   63,789.75
     Recoveries on Non-Performing Leases not Substituted                                 -
     Servicer Advances                                                          672,950.42
     Casualty and Termination Payments                                                   -
     Expired Contract Proceeds                                                    1,361.41
     Repurchase of Ineligible Contracts                                                  -
     Defaulted Contract Recoveries                                                       -
     Net decrease (increase) in Advance Lease Payments Balance                  (50,579.15)
     Excess Reserve Funds                                                                -
Total Available Funds                                                         8,839,443.53


DISTRIBUTION OF FUNDS
Pursuant to Section 7.05(a) of the Sale and Servicing Agreement
Available Funds                                                               8,839,443.53
                      Reserve Fund Draw to Increase Available Funds                      -
                  (i) To the Servicer, Unreimbursed Servicer Advances           579,957.84
                  (ii) Back Up Servicer Fee (2.5 bp)                              3,041.13
                (iii) To the Servicer, Servicing Fee (75 bp)                    155,058.81
            (vi)-(ix) Note Interest Paid                                        813,398.44
            (x)-(xvi) Note Principal Paid                                     7,033,205.22
              (xviii) Reserve Fund Deposit                                      234,091.11
                (xxi) Remainder to the Issuer                                    20,690.98



DELINQUENCY AND LOSS INFORMATION

                       Number of            Ending Contract
                       Contracts            Balance Remain          Percentage
                       ---------            ---------------         ----------

Current                  25,384              255,839,593.80            99.34%
31 - 60 days                 86                1,039,215.53             0.40%
61 - 90 days                 37                  390,927.56             0.15%
91 - 120 days                28                  256,725.40             0.10%


       Current               Current                 Current            Cumulative        Cumulative
       Losses               Recoveries              Net Loss            Gross Loss         Net Loss
       ------               ----------              --------            -----------        --------
     147,063.09                 -                  147,063.09            158,304.30       158,304.30


RESIDUAL EVENT TRIGGERS

                                                                  Average of        Current           Prior           2nd Prior
                                                                 Last 3 Months     Due Period       Due Period        Due Period
                                                                 -------------     ----------       ----------        ----------

Residual Realization Percentage (Trigger < 85.00%)                  0.00%            135.46%          135.58%            0.00%
Delinquency Percentage (Trigger > 6.00%)                            0.00%              0.66%            0.40%            0.00%
Cumulative Net Loss Percentage (Triggers below)                                        0.0620%          0.0044%          0.00%
                      Collection Periods 1-12     3.40%
                      Collection Periods 13-24    5.00%
                      Collection Periods 25+      6.40%
Residual Event?                 No

The undersigned officer of the Servicer hereby certifies that the information contained in this Monthly Servicer Report is true and accurate in all respects; and that no Servicer Default or event that with notice or lapse of time or both would become a Servicer Default, has occurred.

GreatAmerica Leasing Corporation, as Servicer


By: /s/ Brett Steffen
  -------------------------------------
        Brett Steffen
        Assistant Controller